UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALSET INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alset Inc.

4800 Montgomery Lane, Suite 210,

Bethesda, MD 20814

November 3, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 14, 2023

9 A.M. EASTERN STANDARD TIME

Dear Stockholder,

We cordially invite you to attend our 2023 Annual Meeting of Stockholders to be held at 9 A.M. Eastern Standard Time on December 14, 2023. The 2023 Annual Meeting of Stockholders will be held virtually via the Internet at https://agm.issuerdirect.com/AEI (the “Annual Meeting”). The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at https://agm.issuerdirect.com/AEI and your proxy card. This means that you can attend the annual meeting online, vote your shares electronically and submit questions during the online meeting by visiting the above-mentioned website. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Annual Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about Alset Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on December 14, 2023.

Sincerely,

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman of the Board and
Chief Executive Officer

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of 2023 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting (the “Annual Meeting”) of Stockholders of Alset Inc., a Texas corporation (the “Company”), will be held on:

Date:	December 14, 2023

Time:	9 A.M. Eastern Standard Time

Place:	https://agm.issuerdirect.com/AEI

Purpose:	1.	To elect seven (7) directors, each to hold office until the 2024 annual meeting of stockholders and until his or her successor is elected and qualified;

	2.	To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2023; and

	3.	To approve the reincorporation of the Company in Nevada and the change of the Company’s name to “Alset International Inc.” (the “Reincorporation Proposal”).

Record Date:	The Board of Directors has fixed the close of business on October 16, 2023, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The proxy statement, the proxy card and the Annual Report are available on the Company’s website at https://www.alsetinc.com/.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying proxy statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and Chief Executive Officer

Bethesda, MD

November 3, 2023

TABLE OF CONTENTS

General Information	1
Proposal One – Election of Directors	4
Proposal Two – Ratification of the selection of Grassi & Co., CPAs, P.C.as our independent registered public accounting firm for the fiscal year ending December 31, 2023	15
Proposal Three – Reincorporation in Nevada and change of the Company’s name to “Alset International Inc.”	17
Report of Audit Committee	27
Security Ownership of Certain Beneficial Owners and Management	28
Certain Relationships and Related Person Transactions	29
Executive Compensation	34
Annual Report on Form 10-K	38
Other Matters	38

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 14, 2023

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Alset Inc., a Texas corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9 A.M. Eastern Standard Time on December 14, 2023, at a virtual location.

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of seven (7) directors, each to hold office until the 2024 annual meeting of stockholders and until his or her successor is elected and qualified; (2) the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) to approve the reincorporation of the Company in Nevada and the change of the Company’s name to “Alset International Inc.”

ABOUT THE PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 14, 2023

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) are available at https://www.alsetinc.com/. The Annual Report, however, is not a part of the proxy solicitation material.

This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about November 2, 2023, we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The Notice will be sent on or about November 3, 2023 to each of our stockholders of record entitled to vote at the Annual Meeting.

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Voting Rights and Votes Required

The close of business on October 16, 2023, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on such date, we had outstanding and entitled to vote 9,235,119 shares of our common stock, par value $0.001 per share. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Annual Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or if you requested printed proxy materials, by completing the proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Annual Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Annual Meeting, whether in person or by valid proxy, of thirty-five percent (35%) of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Annual Meeting. The record holder of each share of common stock entitled to vote at the Annual Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

Election of Directors

Election of directors is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Directors are elected by a plurality of the votes cast when a quorum is present. Stockholders may not cumulate their votes. The seven candidates receiving the highest number of votes will be elected. Because directors are elected by a plurality of the votes, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to approve the proposal to ratify the selection of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the ratification of the selection of our independent registered public accounting firm in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the proposal to ratify the selection of our independent registered public accounting firm is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

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The Reincorporation Proposal

The affirmative vote of the holders of two-thirds of the outstanding shares of our common stock is required to approve the Reincorporation Proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the Reincorporation Proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

The Reincorporation Proposal is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or if you requested proxy materials, by completing the proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on the Notice (or proxy card if you requested printed proxy materials). If you requested printed proxy materials, to vote by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the election of each director nominee, FOR the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and FOR the Company’s reincorporation in the State of Nevada and the Company’s name change to “Alset International Inc”.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Annual Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Issuer Direct, our transfer agent, shall act as inspector of elections at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to our bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.

Our Board of Directors currently consists of seven directors. Our Board of Directors has nominated the seven (7) persons listed in the table below for election as directors with terms expiring at the 2024 annual meeting of stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the seven nominees, each to hold office until the 2024 annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with Alset Inc.	Served as Director From
Chan Heng Fai	78	Founder, Chairman of the Board and Chief Executive Officer	2018
Wong Tat Keung	53	Director	2020
William Wu	57	Director	2020
Wong Shui Yeung	53	Director	2021
Lim Sheng Hon Danny	31	Director	2022
Joanne Wong Hiu Pan	47	Director	2022
Chan Tung Moe	45	Director and Co-Chief Executive Officer	2022

Chan Heng Fai founded our company and has served as our Chairman of the Board and Chief Executive Officer since inception. Mr. Chan is an expert in banking and finance, with over 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years. Mr. Chan has served as the Chief Executive Officer of our subsidiary Alset International Limited since April 2014. Mr. Chan joined the Board of Directors of Alset International Limited in May 2013. Mr. Chan has also served as the Chairman and Chief Executive Officer of Alset Capital Acquisition Corp. since October 2021. From 1995 to 2015, Mr. Chan served as Managing Chairman of Hong Kong-listed Zensun Enterprises Limited (formerly Heng Fai Enterprises Limited), an investment holding company. Mr. Chan had previously served as a member of the Board of Zensun Enterprises Limited since September 1992. Mr. Chan was formerly the Managing Director of SingHaiyi Group Ltd., a Singapore property development, investment and management company (“SingHaiyi”), from March 2003 to September 2013, and the Executive Chairman of China Gas Holdings Limited, an investor and operator of the city gas pipeline infrastructure in China from 1997 to 2002.

Mr. Chan has served as a non-executive director of DSS, Inc. (formerly known as Document Security Systems, Inc.) since January 2017 and as Executive Chairman of the Board since March 2019. Mr. Chan served as a member of the Board of Directors of OptimumBank Holdings, Inc. from June 2018 until April 2022. He has also served as a non-executive director of our indirect subsidiary LiquidValue Development Inc. since January 2017. Mr. Chan has served as a director of Alset’s 99.7%-owned subsidiary Hapi Metaverse Inc. (formerly known as GigWorld Inc.) since October 2014. Mr. Chan has served as a member of the Board of Directors of Sharing Services Global Corporation since April 2020. Mr. Chan has served as a member of the Board of Value Exchange International, Inc. since December 2021. Mr. Chan also served as a non-executive director of Holista CollTech Ltd. from July 2013 until June 2021.

Mr. Chan was formerly a director of Global Medical REIT Inc., a healthcare facility real estate company, from December 2013 to July 2015. He also served as a director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Additionally, Mr. Chan served as a member of the Board of Directors of RSI International Systems, Inc., the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019.

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Mr. Chan has committed that the majority of his time will be devoted to managing the affairs of our company and its subsidiaries; however, Mr. Chan may engage in other business ventures.

As the founder, Chairman, Chief Executive Officer and our largest stockholder, Mr. Chan leads the board and guides our company. Mr. Chan brings extensive real estate and digital transformation technology knowledge to our company and a deep background in growth companies, emerging markets, mergers and acquisitions, and capital market activities. His service as Chairman and Chief Executive Officers creates a critical link between management and the board.

Wong Tat Keung joined the Board of Directors of our company in November 2020. Since 2021, Mr. Wong has served as the sole proprietor of Aston CPA and Associates. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. He has been an independent non-executive director of Alset International since January 2017. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong & Co., a registered certified public accounting firm, from January 2006 to February 2010, and as director of Aston Wong CPA limited, a registered certified public accounting firm, from February 2010 to November 2020. From January 2005 to December 2005, he was a Partner at Aston Wong, Chan & Co., Certified Public Accountants. From April 2003 to December 2004, he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

Mr. Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

William Wu joined the Board of Directors of our company in November 2020. Mr. Wu, age 57, has served as the Responsible Officer for Corporate Finance and Assets Management of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October of 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 29 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong).

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

5

Wong Shui Yeung joined the Board of Directors of our company in November 2021. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. since January 2022. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. Mr. Wong has served as a director of Value Exchange International Inc., an OTCQB-traded company, since April 2022 and DSS, Inc., a NYSE listed company, since July 2022. Mr. Wong was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the listing shares of which were formerly listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the listing shares of which were formerly listed on the Main Board of The Stock Exchange of Hong Kong Limited.

Mr. Wong’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Lim Sheng Hon Danny joined Alset Inc. as a director in October 2022. Mr. Lim has served as Senior Vice President, Business Development and as Executive Director of Alset Inc.’s subsidiary, Alset International Limited (SGX:40V), a publicly traded company on the Singapore Stock Exchange, since 2020. Mr. Lim has also served as a director of DSS, Inc., an NYSE-listed company, since October 2023. Mr. Lim has over 7 years of experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. He manages the Group’s business development efforts, focusing in corporate strategic planning, merger and acquisition and capital markets activities. He oversees and ensures the executional efficiency of the Group and facilitates internal and external stakeholders on the implementation of the Group’s strategies. Mr. Lim liaises with corporate partners and investment prospects for potential working/investment collaborations, operational subsidiaries locally and overseas to augment close parent-subsidiary working relationship. Mr. Lim graduated from Singapore Nanyang Technological University with a Bachelor’s Degree with Honors in Business, specializing in Banking and Finance.

Joanne Wong Hiu Pan currently serves as Director and Responsible Officer of BMI Funds Management Limited, a Financial Advisor in Hong Kong. In October 2022, she became a director of Alset Inc. Ms. Wong also serves as Director of A-link Services Limited, a consulting company that brings together professionals with rich experience in different fields to provide the most suitable solutions to meet the needs of different clients. In addition, Ms. Wong also serves as Senior Consultant of Global Intelligence Trust, which provides professional trust service to individual, corporate and institutional customers. Ms. Wong has served as a member of the Board of Directors of DSS, Inc., a NYSE listed company, since July of 2022. Ms. Wong graduated from the Chinese University of Hong Kong Faculty of Science with a Bachelor’s degree in 1999. Ms. Wong has extensive expertise in a wide array of strategic, business, turnaround and regulatory matters across several industries as a result of her executive management, educational and operational experience, making her well-qualified to serve as an independent member of the board.

Chan Tung Moe was appointed Co-Chief Executive Officer of our Company in July 2021 and joined our Board of Directors in October 2022. Chan Tung Moe also serves as the Co-Chief Executive Officer and Executive Director of Alset International. Chan Tung Moe is responsible for Alset International’s international real estate business (including serving as Co-Chief Executive Officer and a member of the Board of Alset International’s subsidiary LiquidValue Development Inc.). Chan Tung Moe has served as a director of DSS, Inc., a NYSE listed company, since September 2020. From April 2014 to June 2015 Chan Tung Moe was the Chief Operating Officer of HKSE listed Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited) and was responsible for that company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Prior to that, he was an executive director (from March 2006 to February 2014) and the Chief of Project Development (from April 2013 to February 2014) SingHaiyi Group Ltd, overseeing its property development projects. He was also a non-executive director of the Toronto Stock Exchange-listed RSI International Systems Inc., a hotel software company, from July 2007 to August 2016.

6

Chan Tung Moe has a diverse background and experience in the fields of property, hospitality, investment, technology and consumer finance. He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia. Chan Tung Moe is the son of Chan Heng Fai.

The board of directors appointed Chan Tung Moe in recognition of his extensive knowledge of real estate and ability to assist the Company in expanding its business.

Executive Officers

The following table sets forth certain information regarding our executive officers and key employees who are not also directors.

Name	Age	Position(s) with Alset Inc.
Anthony S. Chan	59	Chief Operating Officer
Lui Wai Leung Alan	53	Co-Chief Financial Officer
Rongguo Wei	52	Co-Chief Financial Officer
Charles MacKenzie	52	Chief Development Officer
Michael Gershon	51	Chief Legal Officer

Anthony S. Chan has served as the Company’s Chief Operating Officer since February 2022. Anthony is a certified public accountant (“CPA”) registered with the State of New York and a seasoned finance executive with over 32 years of professional experience in auditing, SEC reporting, compliance and risk management. Currently, Mr. Chan is the Chief Financial Officer of Sharing Services Global Corporation (OTC:SHRG), and since 2014, Anthony has served as President and Co-founder of CA Global Consulting Inc., and since 2020, as Director of Assurance and Advisory Services of Wei, Wei & Co., LLP, a PCAOB-registered public accounting firm. Previously, Anthony served as Chief Financial Officer of several public companies, including SPI Energy Co., Ltd. (NASDAQ:SPI), Helo Corp. (OTC:HLOC) and Sino-Global Shipping America, Ltd. Prior to that, Mr. Chan was a partner at three full-service CPA firms in New York, namely, UHY LLP, Friedman LLP and Berdon LLP. Anthony holds a Bachelor of Arts degree in Accounting and Economics from Queens College, City University of New York (“CUNY”) and a Master of Business Administration degree in Finance and Investments from Baruch College, CUNY.

Lui Wai Leung Alan has been our Co-Chief Financial Officer since March 2018. Mr. Lui has been the Chief Financial Officer of Alset International since November 2016 and served as its Acting Chief Financial Officer since June 2016. Mr. Lui has served as an Executive Director of Alset International since July 2020. Mr. Lui has served as a director and Chief Financial Officer of BMI Capital Partners International Ltd, a Hong Kong investment consulting company, since October 2016. He has also served as a director of LiquidValue Asset Management Pte Limited, a Singapore fund management company, since April 2018. Both companies are wholly owned subsidiaries of Alset International. Mr. Lui has served as the Co-Chief Financial Officer of LiquidValue Development Inc. since December 2017 and has served as the Co-Chief Financial Officer of Alset EHome Inc. since October 2017. Mr. Lui has served as Chief Financial Officer of Hapi Metaverse Inc. since May 2016 and has served as a director of one of Hapi Metaverse’s subsidiaries since July 2016. From June 1997 through March 2016, Mr. Lui served in various executive roles at Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a Hong Kong-listed company, including as Financial Controller. Mr. Lui oversaw the financial and management reporting and focusing on its financing operations, treasury investment and management. He has extensive experience in financial reporting, taxation and financial consultancy and management. Mr. Lui is a certified practicing accountant in Australia and received a Bachelor’s degree in Business Administration from the Hong Kong Baptist University.

Rongguo Wei has been our Co-Chief Financial Officer since March 2018. Mr. Wei has served as the Chief Financial Officer of LiquidValue Development Inc. since March 2017. Mr. Wei is a finance professional with more than 15 years of experience working in public and private corporations in the United States. As the Chief Financial Officer of SeD Development Management LLC, Mr. Wei is responsible for oversight of all finance, accounting, reporting and taxation activities for that company. Prior to joining SeD Development Management LLC in August 2016, Mr. Wei worked for several different U.S. multinational and private companies including serving as Controller at American Silk Mill, LLC, a textile manufacturing and distribution company, from August 2014 to July 2016, serving as a Senior Financial Analyst at Air Products & Chemicals, Inc., a manufacturing company, from January 2013 to June 2014, and serving as a Financial/Accounting Analyst at First Quality Enterprise, Inc., a personal products company, from 2011 to 2012. Mr. Wei served as a member of the Board Directors of Amarantus Bioscience Holdings, Inc., a biotech company, from February to May 2017, and has served as Chief Financial Officer of that company from February 2017 until November 2017. Before Mr. Wei came to the United States, he worked as an equity analyst at Hong Yuan Securities, an investment bank in Beijing, China, concentrating on industrial and public company research and analysis. Mr. Wei is a certified public accountant and received his Master of Business Administration from the University of Maryland and a Master of Business Taxation from the University of Minnesota. Mr. Wei also holds a Master in Business degree from Tsinghua University and a Bachelor’s degree from Beihang University.

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Charles MacKenzie was appointed our Chief Development Officer in December 2019, bringing over 25 years of real estate investment and development experience. Mr. MacKenzie has served as a member of the Board of Directors of LiquidValue Development Inc. since December 2017. He has served as Chief Executive Officer-United States of Alset EHome Inc. since April 2020 and has served as the Chief Development Officer for SeD Development Management LLC, a subsidiary of Alset EHome Inc., since July 2015. Mr. MacKenzie also serves as a member of the Board of Directors of Alset EHome Inc. since October 2017. He was previously the Chief Development Officer for Inter-American Development (IAD), a subsidiary of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited) from April 2014 to June 2015. Mr. MacKenzie is the Founder and President of MacKenzie Equity Partners, specializing in mixed-use real estate investments since 2006 and served in various brokerage and development roles with MacKenzie Commercial Real Estate Services from 1997-2006. Mr. MacKenzie was also the owner of Smartbox Portable Storage, a residential moving and storage company, from October 2006 to a successful sale in February 2017. Mr. MacKenzie focuses on acquisitions and development of residential and mixed-use projects within the United States. Mr. MacKenzie specializes in site selection, contract negotiations, marketing and feasibility analysis, construction and management oversight, building design and investor relations. Mr. MacKenzie received a B.A. and graduate degree from St. Lawrence University, where he served on the Board of Trustees from 2003 to 2007.

Key Employees

Michael Gershon has been our Chief Legal Officer since October 2018. Mr. Gershon has served as Chief Legal Officer of our subsidiary SeD Development Management LLC since April 2019 and from February 2017 until April 2019 served as Associate Corporate Counsel of that subsidiary. Prior to joining our company, Mr. Gershon served as an attorney adviser with the Division of Corporation Finance at the U.S. Securities and Exchange Commission from November 2015 until November 2016 and served as an associate at the law firm of Wuersch & Gering LLP from August 2004 until January 2015. Mr. Gershon received a B.A. degree in economics from Boston College and a J.D. from Georgetown University Law Center.

Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by the members of our Board of Directors during the fiscal year ended December 31, 2022, except for Mr. Chan Heng Fai and Mr. Chan Tung Moe, whose information is set forth in the executive summary compensation table further below in this proxy statement:

Name	Salary	Bonus	Total Compensation
Wong Tat Keung (1)	$40,356	-	$40,356
William Wu	$18,000	-	$18,000
Wong Shui Yeung (2)	$40,356	-	$40,356
Lim Sheng Hon Danny (3)	$178,851	-	$178,851
Joanne Wong Hiu Pan	$3,000	-	$3,000

(1) Wong Tat Keung is compensated as both a member of the Board of Directors of Alset International and a member of the Company’s Board of Directors.

(2) Wong Shui Yeung is compensated as both a member of the Board of Directors of Alset International and a member of the Company’s Board of Directors.

(3) Lim Sheng Hon Danny is compensated as both a member of the Board of Directors of the Company, and as a member of the Board of Directors and officer of Alset International Limited.

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We intend to compensate each non-employee director through annual stock option grants and by paying a quarterly cash fee. In addition to receiving compensation from our company, each of Chan Heng Fai, Chan Tung Moe and Lim Sheng Hon Danny has been compensated by our subsidiary, Alset International, for their services as an officer, director or employee of that company. Aileen Ang, a former member of our Board of Directors, has been compensated by Alset International for her services as an officer. Certain members of our Board of Directors are currently compensated by Alset International for their services as a director of that company. Our Board of Directors will review director compensation annually and adjust it according to then current market conditions and good business practices.

On February 16, 2022, our Board of Directors set the annual cash compensation for the independent members of our Board of Directors for 2022. In addition to their current compensation of $1,000 per month, independent members of the Board of Directors will also be paid an additional payment of $2,000 for each Board or Board Committee meeting that such independent member shall attend during the fiscal year ending December 31, 2022.

Certain of our directors are compensated for services on the Board of Directors of companies in which we are a stockholder, including but not limited to DSS, Inc., which compensates William Wu, Wong Shui Yeung and Joanne Wong Hiu Pan.

Corporate Governance

Board Composition

Our Board of Directors currently consists of seven members. Our Board of Directors has undertaken a review of the independence of our directors and has determined that all of our current directors, except Mr. Chan Heng Fai, Mr. Chan Tung Moe and Mr. Danny Lim, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each director shall be elected to the Board of Directors to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Chan Heng Fai serves as Chairman of the Board and Chief Executive Officer, working closely with the rest of the Board as well as Executives of the Company. Mr. Chan sets the strategic direction for the Company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Chan further oversees the agenda for board meetings in collaboration with the other board members.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors periodically consults with management regarding the Company’s risks.

Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

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Board Committees

Our Board of Directors has an Audit Committee, a Nominations and Corporate Governance Committee and a Compensation Committee. Each of these committees is currently composed of Mr. Wong Tat Keung, Mr. Wong Shui Yeung and Mr. Wu.

Our Audit Committee and Compensation Committee will each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Mr. Wong Tat Keung, Mr. Wong Shui Yeung, Ms. Wong and Mr. Wu is independent.

Audit Committee

Our Audit Committee was established in November of 2020 and met four times during the fiscal year ended December 31, 2022. The primary purpose of our Audit Committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

●	reviewing potential conflicts of interest under and violations of our code of conduct;

●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and

●	reviewing and evaluating, at least annually, our Audit Committee’s charter.

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With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this Committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Mr. Wong Tat Keung qualifies as an Audit Committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

The Board of Directors has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

Nominations and Corporate Governance Committee

The primary purpose of our Nominations and Corporate Governance Committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominations and Corporate Governance Committee was established in 2021 and met one time during the fiscal year ended December 31, 2022; prior to its formation, the functions of this committee were addressed by the Board of Directors. The functions of our Nominations and Corporate Governance Committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;

●	determining the minimum qualifications for service on our Board of Directors;

●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;

●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and

●	periodically reviewing and evaluating our Nominations and Corporate Governance Committee’s charter.

The Board of Directors has adopted a charter for the Nominations and Corporate Governance Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

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Compensation Committee

Our Compensation Committee was established at the time of our initial public offering in November 2020 but did not meet during the fiscal year ended December 31, 2022. Prior to the establishment of the Compensation Committee, the functions of such committee were administered by the entire Board of Directors. The primary purpose of our Compensation Committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this Committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;

●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;

●	reviewing and evaluating our compensation risk policies and procedures;

●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;

●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

●	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board of Directors has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

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Code of Conduct for Employees, Executive Officers and Directors

We have adopted a code of conduct applicable to all of our employees, executive officers and directors. The code of conduct is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Audit Committee of our Board of Directors is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.

Meetings of the Board of Directors

The Board of Directors held four meetings during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended the meetings of the Board of Directors.

Directors are encouraged, but not required, to attend the annual meeting of stockholders.

Director Nomination Process

The process followed by Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors.

In determining whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, our Board of Directors considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors considers the value of diversity when recommending candidates. The Board views diversity broadly to include diversity of experience, skills and viewpoint. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Board for consideration as potential director candidates. The Board will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Section 2.13 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to our bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

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A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Corporation held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Company beneficially owned by the candidate.

Board Diversity

The Board of Directors does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member, the nominations and corporate governance committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (as of November 3, 2023)

Total Number of Directors	7

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	1	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	6	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Stockholder Communications with the Board of Directors

You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to our Board of Directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication.

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PROPOSAL TWO

RATIFICATION OF THE SELECTION OF GRASSI & CO., CPAS, P.C.AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2023

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected Grassi & Co., CPAs, P.C.to audit our consolidated financial statements for the fiscal year ending December 31, 2023.

Although stockholder approval of the selection of Grassi & Co., CPAs, P.C.is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. Additionally, we are considering various actions to reduce our operating expenses. Even if this proposal is approved, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. as part of our expense reduction efforts.

During the two most recent fiscal years and through December 22, 2021, the date on which the Company engaged Grassi & Co., CPAs, the Company has not consulted with Grassi & Co., CPAs, P.C. regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grassi & Co., CPAs, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of Grassi & Co., CPAs, P.C. to attend the annual meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us for services performed for the years ended December 31, 2022 and December 31, 2021:

	Year Ended December 31, 2022	Year Ended December 31, 2021

Audit Fees	$294,750	$163,646
Audit-Related Fees	$24,500	$0
Tax Fees	$6,000	$0
All Other Fees	$0	$0
Total	$325,250	$163,646

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2022 and December 31, 2021 for the audit of our financial statements and review of our Form 10-Qs.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the year ended December 31, 2022 and December 31, 2021.

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Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal year ended December 31, 2022 were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL 3. REINCORPORATION PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEVADA

Description of the Proposed Reincorporation in Nevada

We propose to change our state of incorporation from the State of Texas to the State of Nevada, which we refer herein to as the “Reincorporation.” The Company would effect the Reincorporation by merging (the “Merger”) with and into a newly formed wholly owned subsidiary of the Company incorporated under the laws of the State of Nevada, which we refer to herein as “Alset Nevada,” pursuant to an agreement and plan of merger (the “Merger Agreement”). Upon completion of the Merger, Alset Nevada will be the “Surviving Company” and will continue to operate our business under the name “Alset International Inc.”

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. The principal effects of the proposed reincorporation will be that:

1.	The affairs of the Company will cease to be governed by Texas corporation laws and will become subject to Nevada corporation laws. See “Comparison of Stockholder Rights Before and After the Reincorporation” below.

2.	The resulting Nevada corporation (“Alset Nevada”) will be the same entity as the current Texas corporation (“Alset Texas”) and will continue with all of the rights, titles and interests of Alset Texas, will continue with the same officers and directors of Alset Texas, the rights of creditors of Alset Texas will continue to exist, and the ownership interest of the stockholders of Alset Texas will be converted to an identical interest in Alset Nevada.

General

The Board has unanimously approved and recommends that the stockholders approve the reincorporation of the Company from the State of Texas to the State of Nevada (the “Reincorporation” or the “Reincorporation Proposal”). The Company would effect the Reincorporation by utilizing a Nevada corporation which is a wholly owned subsidiary and adopting an agreement and plan of merger, the proposed form of which is attached hereto as Appendix A (the “Merger”) and filing a certificate of merger in Texas and articles of merger in Nevada. At the effective time of the Merger, the Articles of Incorporation in the form attached hereto as Appendix B (the “Nevada Articles of Incorporation”), and the Bylaws in the form attached hereto Appendix C (the “Nevada Bylaws”), will govern Alset Nevada. All descriptions of the Nevada Articles of Incorporation and Nevada Bylaws are qualified by and subject to the more complete information set forth in those documents.

Apart from being governed by the proposed Nevada Articles of Incorporation, Nevada Bylaws and Nevada corporation law, for all other purposes, the Company as a Nevada corporation will possess the same rights, privileges, powers and franchises and real and mixed property. All debts due to Alset Texas will be vested in Alset Nevada, and all debts, liabilities and liens of Alset Texas will be the debts, liabilities and liens of Alset Nevada. Alset Nevada will continue with the same officers and directors of Alset Texas, the rights of creditors of Alset Texas will continue to exist, and the ownership interest of the stockholders of Alset Texas will be converted to an identical interest in Alset Nevada. No regulatory approval (other than various filings with Secretary of State of Nevada and Texas discussed above) is required to effect the Reincorporation.

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Reasons for the Reincorporation

We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Texas law and will increase the marketability of our securities. Nevada has adopted a modern code governing the formation and operation of corporations. In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions. Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

Comparison of Stockholder Rights Before and After the Reincorporation

The Reincorporation will effect some changes in the rights of the Company’s stockholders. This is as a result of differences between the Texas Business Organizations Code (“TBOC”) and the Nevada Revised Statutes (“NRS”), as well as differences between each of the Company’s charter documents before and after the Reincorporation. Summarized below are the most significant differences between the rights of the Company’s stockholders before and after the Reincorporation. The differences between the current Texas certificate of formation and bylaws and the proposed Nevada certificate of incorporation and bylaws, as relevant to such rights, are noted within this summary. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences resulting from the Reincorporation. Furthermore, this summary is qualified in its entirety by reference to the TBOC, the Company’s existing Texas certificate of formation and bylaws, the NRS, and the Company’s proposed Nevada Articles of Incorporation and Nevada Bylaws.

	TBOC and Texas Certificate of Incorporation and Texas Bylaws	NRS and Nevada Articles and Nevada Bylaws
Business Combinations Statute

The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between a Texas public corporation and an “affiliated stockholder” for a period of three years after the date the stockholder obtained “affiliated stockholder” status.

“Affiliated stockholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the stockholder acquiring shares representing 20% or more of the corporation’s voting power.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated stockholder prior to the affiliated stockholder becoming an affiliated stockholder, (ii) two-thirds (or a higher if specified in the certificate of formation) of the unaffiliated stockholders approve the transaction at a meeting held no earlier than six months after the stockholder acquires that ownership, or (iii) if the affiliated stockholder was an affiliated stockholder before December 31, 1996, and continued as such through the date of the transaction.

The existing Texas certificate of formation does not alter the Texas business combinations statute.

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. NRS 78.411-.444.

The proposed Nevada Articles of Incorporation enables the Company to opt out of this statutory rule.

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Approval of Mergers

Under Texas law, any merger with a third party requires approval by two-thirds of the outstanding shares of the Texas corporation unless a different threshold, not less than a majority, is specified in the certificate of formation.

The existing Texas certificate of formation contains a provision setting the approval threshold at two-thirds of the outstanding shares.

Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

Neither the proposed Nevada Articles of Incorporation nor the proposed Nevada Bylaws change this statutory rule.

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Appraisal Rights or Dissenter’s Rights

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no stockholder approval is required under Texas law, stockholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a stockholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ market); or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash above.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger to which the domestic corporation is a constituent entity, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the domestic corporation is a constituent entity whose interests will be acquired; (iv) a plan of conversion in which the domestic corporation is a constituent entity whose interests will be converted; (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares; or (vi) any corporate action pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to certain sections in the NRS.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.

The Nevada Articles of Incorporation and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

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Stockholder Consent to Action Without a Meeting

Under Texas law, any action that may be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The certificate of formation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The existing Texas certificate of formation allows stockholder action by written consent in lieu of a meeting.

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.

The proposed Nevada Articles of Incorporation allows stockholder action by written consent in lieu of a meeting.

Procedures for Filling Vacant Directorships

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, (ii) by the sole remaining director, or (iii) by the affirmative vote of the stockholders.

A directorship to be filled because of an increase in the number of directors may be filled by the stockholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the stockholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

The existing Texas certificate of formation and bylaws are consistent with the TBOC.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335.

The proposed Nevada Bylaws are consistent with the NRS.

Right to Call Meetings	Under Texas law, stockholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special stockholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special stockholders’ meetings.

Under Nevada Law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors. NRS 78.310

The proposed Nevada Articles of Incorporation and NV Bylaws are consistent with the NRS.

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The existing Texas certificate of formation sets the percentage of stockholders required to call a special meeting at fifty percent of those stockholders entitled to vote on the subject matter for which the meeting is called. The bylaws provide that special meetings of the stockholders may also be called by the President or the board of directors pursuant to a resolution approved by a majority of the directors.

Voting by Proxy	Under Texas law, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.	Each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Charter Amendments

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The existing Texas certificate of formation does not provide for a different threshold.

Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of the voting power of the corporation.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

The proposed Nevada Articles of Incorporation is consistent with the NRS.

Bylaw Amendments

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the stockholders. Similarly, the stockholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas caselaw permits the corporation to increase the required threshold of stockholders necessary to amend the bylaws.

The existing Texas certificate of incorporation allows amendments to the bylaws by the vote of at least two-thirds of the board of directors or by two-thirds of the holders of the outstanding shares entitled to vote.

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.

The proposed Nevada Articles of Incorporation and Nevada Bylaws are consistent with the NRS. In addition, the Nevada Bylaws state that any amendment or repeal of the Bylaws by stockholders requires the affirmative vote of a majority of the outstanding voting shares of the Corporation.

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Removal of Directors

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the stockholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of formation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335.

The proposed Nevada Bylaws are consistent with the NRS.

Inspection of Books and Records	Under Texas law, a stockholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such stockholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. The stockholder shall furnish an affidavit to the Nevada corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder has not at any time sold or offered for sale any list of stockholders.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended.

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Distributions and Dividends

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its stockholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares, (ii) a purchase or redemption, directly or indirectly, of its shares, or (iii) a payment in liquidation of all or a portion of its assets.

Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The proposed Nevada Articles of Incorporation and the proposed Nevada Bylaws do not change this statutory rule.

Indemnification of Directors and Officers

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The existing Texas bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The proposed Nevada Articles of Incorporation and the proposed Nevada Bylaws are consistent with the NRS.

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Limited Liability of Directors

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its stockholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The existing Texas certificate of formation eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

Consistent with this statutory rule, the proposed Nevada Articles of Incorporation provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS. The proposed Nevada Bylaws do not change this statutory rule.

Fiduciary Duties of Directors

Texas imposes duties of loyalty, care and obedience on directors of Texas corporations, but will generally not, absent fraud, impose liability upon a non-interested director unless the action challenged is outside of the expressed purpose of the corporation or inconsistent with an express limitation on authority.

Directors of a Texas corporation owe fiduciary duties only to the corporation.

Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

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Mechanism for Reincorporation into Nevada

The process for changing the Company from a Texas corporation to a Nevada corporation will be for the Company to form a wholly-owned subsidiary in the State of Nevada and to merge the Company into the Nevada subsidiary by adopting the Merger Agreement. The Merger Agreement calls for the surviving Nevada corporation to adopt the proposed Nevada Articles of Incorporation, which will be the articles of incorporation of the Company after the Reincorporation.

Stock and Equity Incentive Awards

At the effective time of the Reincorporation, each outstanding share of Common Stock of Alset Texas will automatically be converted into one share of common stock of Alset Nevada. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the resulting Nevada corporation; however, after the Reincorporation, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Issuer Direct, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Issuer Direct at 919-744-2722 or One Glenwood Ave, Suite 1001, Raleigh, NC 27603. Pursuant to the Merger Agreement, the resulting Nevada corporation will assume all of the Company’s obligations under the Company’s 2020 Incentive Compensation Plan. Each outstanding option to purchase shares of Common Stock under these plans will be converted into an option to purchase an equal number of shares of the resulting Nevada corporation’s common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. Each other award (restricted stock is the only other type of award currently outstanding) will be converted to an equivalent award with the same terms issued by the Nevada corporation.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a tax-free reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in Surviving Company common stock received as a result of the Reincorporation as that holder has in our common stock held at the time the Merger is consummated. Each holder’s holding period in Surviving Company common stock received as a result of the Merger will include the period during which such holder held our common stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination and as a result no goodwill is expected to be recorded. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

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Effective Time

If the Reincorporation Proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), a certificate of merger filed with the Secretary of State of the State of Texas and the articles of merger and the Nevada Articles of Incorporation filed with the Secretary of State of the State of Nevada, in each case upon acceptance thereof by the Texas Secretary of State and the Nevada Secretary of State. If the Reincorporation Proposal is approved, it is anticipated that the Company will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed by the Board or the Merger Agreement may be terminated or abandoned by action of the Board at any time prior to the effective time of the reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in the State of Texas.

Appraisal Rights

Under Texas law, stockholders are not entitled to dissenter’s rights with respect to the Reincorporation Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 3 TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEVADA.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and discussed them with the Company’s management and the Company’s previous independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

By the Audit Committee of the Board of Directors of Alset Inc.

William Wu

Wong Tat Keung

Wong Shui Yeung

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of October 16, 2023, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our Board of Directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 9,235,119 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares

Chan Heng Fai (2)	4,942,818	53.5220%
Wong Tat Keung	0
William Wu	0
Wong Shui Yeung	0
Chan Tung Moe	0
Lim Sheng Hon Danny	0
Joanne Wong Hiu Pan	0
Lui Wai Leung Alan	0
Rongguo Wei	0
Charles MacKenzie	0
Anthony S. Chan	0
Michael Gershon	0
All Directors and Officers (12 individuals)	4,942,818	53.5220%

(1)	Except as otherwise indicated, the address of each of the persons in this table is c/o Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2)	Represents 319,000 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares and 4,623,818 shares of common stock directly held by Chan Heng Fai.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Our Board of Directors intends to adopt a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refer to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

We expect that the policy will provide that in any related person transaction, our audit committee and board of directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our audit committee and board of directors will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our audit committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our board of directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our audit committee may recommend that our board of directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

Transactions and Relationships with Directors, Officers and 5% Stockholders

Personal Guarantees by Director

As of December 31, 2021, a director of the Company had provided personal guarantees amounting to approximately $500,000, to secure external loans from financial institutions for the Company and its consolidated subsidiaries.

Notes Payable

Chan Heng Fai provided an interest-free, due on demand advance to LiquidValue Development Pte. Ltd. and its subsidiary LiquidValue Development Limited for general operations. As of December 31, 2022 and 2021, the outstanding balance was approximately $0 and $820,113, respectively.

Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. On December 31, 2022 and 2021, the outstanding balance was $12,668 and $13,546, respectively.

On March 12, 2021, the Company entered into a Securities Purchase Agreement (the “SPA”) with Chan Heng Fai, the founder, Chairman and Chief Executive Officer of the Company, for four proposed transactions, consisting of (i) purchase of certain warrants (the “Warrants”) to purchase 1,500,000,000 shares of Alset International Limited, which was valued at $28,363,966; (ii) purchase of all of the issued and outstanding stock of LiquidValue Development Pte Ltd. (“LVD”), which was valued at $173,395; (iii) purchase of 62,122,908 ordinary shares in True Partner Capital Holding Limited (HKG: 8657) (“True Partner”), which was valued at $6,729,629; and (iv) purchase of 4,775,523 shares of the common stock of American Pacific Bancorp Inc. (“APB”), which was valued at $28,653,138. The total amount of above four transactions was $63,920,129, payable on the Closing Date by the Company, in the convertible promissory notes (“Alset CPNs”), which, subject to the terms and conditions of the Alset CPNs and the Company’s stockholder approval, shall be convertible into shares of the Company’s common stock (“AEI Common Stock”), at par value of $0.001 per share, at the conversion price of AEI’s Stock Market Price. AEI’s Stock Market Price shall be $111.80 per share, equivalent to the average of the five closing per share prices of AEI Common Stock preceding January 4, 2021 as quoted by Bloomberg L.P. AEI’s stock price was $200.60 ($10.03 pre-reverse stock split) on March 12, 2021, the commitment date. The Beneficial Conversion Feature (“BCF”) intrinsic value was $50,770,192 for the four convertible promissory notes and was recorded as debt discount of convertible notes after the transaction. On May 13 and June 14, 2021 all Alset CPNs of $63,920,128 and accrued interests of $306,438 were converted into 2,123 shares of series B preferred stock and 458,198 shares of common stock of the Company.

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On May 14, 2021, the Company borrowed S$7,395,472 Singapore Dollars (equal to approximately $5,545,495 U.S. Dollars) from Chan Heng Fai. The unpaid principal amount of the Loan shall be due and payable on May 14, 2022 and the Loan shall have no interest. The loan was paid back in full during 2021 and the outstanding balance was $0 as of December 31, 2021.

Management Fees

MacKenzie Equity Partners, LLC, an entity affiliated with Charles MacKenzie, the Chief Development Officer of the Company, has had a consulting agreement with a majority-owned subsidiary of the Company since 2015. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners has been paid certain bonuses, including (i) a sum of $50,000 in June, 2022; and (ii) a sum of $50,000 in August 2023. MacKenzie Equity Partners will be entitled to receive an additional bonus of $50,000 in December, 2023.

Note Receivable from a Related Party Company

On March 2, 2020 and on October 29, 2021, LiquidValue Asset Management Pte. Ltd. (“LiquidValue”) received two $200,000 Promissory Notes and on October 29, 2021 Alset International received $8,350,000 Promissory Note from American Medical REIT Inc. (“AMRE”), a company which is 15.8% owned by LiquidValue as of December 31, 2022. Chan Heng Fai and Chan Tung Moe are directors of American Medical REIT Inc. The notes carry interest rates of 8% and are payable in two, three years and 25 months, respectively. LiquidValue also received warrants to purchase AMRE shares at the exercise price of $5.00 per share. The amount of the warrants equals to the note principal divided by the exercise price. If AMRE goes to IPO in the future and IPO price is less than $10.00 per share, the exercise price shall be adjusted downward to fifty percent (50%) of the IPO price. In March 2022 the Company converted two $200,000 loans, together with associated warrants into 167,938 common shares of AMRE, and increased its ownership in AMRE from 3.4% to 15.8%. On July 12, 2022, pursuant to Assignment and Assumption Agreement from February 25, 2022, as amended on July 12, 2022, the Company sold the $8,350,000 loan, together with accrued interest, to DSS for a purchase price of 21,366,177 shares of DSS’s common stock. The loss from this transaction of $1,089,675 was calculated as the difference between the face value of promissory note together with accrued interest and the fair value of DSS stock on July 12, 2022, and was recorded under Other Expense in Statement of Operations. As of December 31, 2021, the fair market value of the warrants was $0. The Company accrued $0 and $130,000 interest income as of December 31, 2022 and 2021, respectively.

On January 24, 2017, SeD Capital Pte Ltd, a 100% owned subsidiary of Alset International lent $350,000 to iGalen Inc. The term of the loan was two years, with an interest rate of 3% per annum for the first year and 5% per annum for the second year. The expiration term was renewed as due on demand after two years with 5% per annum interest rate. As of December 31, 2020, the outstanding principle was $350,000 and accrued interest $61,555. On December 31, 2021, the management of the Company evaluated the financial and the operation results of iGalen and concluded that possibility to repay this loan is not probable, and the principal and accrued interest total of $412,754 was recorded as bad debt expense.

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As of December 31, 2022, the Company provided advances for operation of $236,699 to HWH World Co., a direct sales company in Thailand of which the Company holds approximately 19% ownership.

In the first quarter of 2022, a subsidiary of the Company made a non-interest bearing advance in the amount of $476,250 on behalf of Alset Investment Pte. Ltd., a company 100% owned by one of our directors. Such advance was made in connection with a private placement into Alset Capital Acquisition Corp. by its sponsor, Alset Acquisition Sponsor, LLC. On September 30, 2022 Alset Investment repaid all balance due of $476,250.

The Company paid some operating expenses for Alset Capital Acquisition Corp., a special purpose acquisition company of which the Company holds 23.4%. The advances are interest free with no set repayment terms. As of December 31, 2022 and 2021, the balance of these advances was $0.

On July 28, 2022 Hapi Café Inc. entered into binding term sheet (the “First Term Sheet”) with Ketomei Pte Ltd and Tong Leok Siong Constant, pursuant to which Hapi Café lent Ketomei $41,750. This loan has a 0% interest rate for the first 60 days and an interest rate of 8% per annum afterwards. On August 4, 2022 the same parties entered into another binding term sheet (the “Second Term Sheet”) pursuant to which Hapi Café agreed to lend Ketomei up to S$360,000 Singapore Dollars (equal to approximately $250,500 US Dollars) pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 8%. In addition, pursuant to the Second Term Sheet, the July 28, 2022 loan was modified to include conversion rights. In August 2022, Ketomei drew $29,922 from the loan. As of December 31, 2022, Ketomei owed $198,162 to Hapi Cafe.

Loan to Employees

On November 24, 2020, American Pacific Bancorp. Inc. lent $560,000 to Chan Tung Moe, an officer of one of the subsidiaries of the Company and son of Chan Heng Fai, Chairman and Chief Executive Officer of the Company, bearing interest at 6%, with a maturity date of November 23, 2023. This loan was secured by an irrevocable letter of instruction on 4,000 shares of Alset Inc. On November 24, 2020, American Pacific Bancorp. Inc. lent $280,000 to Lim Sheng Hon Danny, an employee of one of the subsidiaries of the Company, bearing interest at 6%, with a maturity date of November 23, 2023. This loan was secured by an irrevocable letter of instruction on 2,000 shares of Alset Inc. Subsequent to the making of these loans, the Company acquired the majority of the issued and outstanding common stock of American Pacific Bancorp. As of December 31, 2021, both principal and interest, $840,000 and $28,031, of both loans to Chan Tung Moe and Lim Sheng Hong, were fully paid off.

Subscription Agreement to Purchase Shares of Document Security Systems, Inc.

On September 3, 2021, the Company entered into a subscription agreement to purchase 12,155,591 shares of the common stock of DSS for a price of $1.234 per share for an aggregate purchase price of approximately $15 Million. This transaction closed on September 8, 2021.

DSS Investment into American Pacific Bancorp, Inc.

On September 8, 2021, the Company’s subsidiary American Pacific Bancorp, Inc. (“APB”) entered into a purchase agreement for APB to sell DSS 6,666,700 shares of the Class A Common Stock of APB for $6.00 per share, for an aggregate purchase price of $40,000,200. This transaction closed on September 9, 2021. Following this transaction, DSS has become the majority owner of APB.

Purchase of Alset International Shares

On January 17, 2022 the Company entered into a securities purchase agreement with Chan Heng Fai, pursuant to which the Company agreed to purchase from Chan Heng Fai 293,428,200 ordinary shares of Alset International for a purchase price of 29,468,977 newly issued shares of the Company’s common stock. On February 28, 2022, the Company and Chan Heng Fai entered into an amendment to this securities purchase agreement pursuant to which the Company shall purchase these 293,428,200 ordinary shares of Alset International for a purchase price of 1,765,964 newly issued shares of the Company’s common stock. The closing of this transaction with Chan Heng Fai was subject to approval of the Nasdaq and the Company’s stockholders. These 293,428,200 ordinary shares of Alset International represent approximately 8.4% of the 3,492,713,362 total issued and outstanding shares of Alset International. The Company had a Special Meeting of Stockholders to vote on the approval of this transaction on June 6, 2022.

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Sale of Securities of True Partner Limited

On January 18, 2022, the Company entered into a stock purchase agreement with DSS, Inc., pursuant to which the Company agreed to sell, through the transfer of subsidiary and otherwise, 62,122,908 shares of stock of True Partner Capital Holding Limited in exchange for 11,397,080 shares of the common stock of DSS. On February 28, 2022 the Company entered into a revised Stock Purchase Agreement with DSS, Inc., pursuant to which the Company has agreed to replace the January 18, 2022 agreement with a new agreement to sell a subsidiary holding 44,808,908 shares of stock of True Partner Capital Holding Limited, together with an additional 17,314,000 shares of True Partner Capital Holding Limited (for a total of 62,122,908 shares, representing all of our shares in such entity) in exchange for 17,570,948 shares of common stock of DSS (the “DSS Shares”). The issuance of the DSS Shares was subject to the approval of the NYSE American (on which the common stock of DSS is listed) and DSS’s shareholders. The shareholders of DSS approved this transaction on May 17, 2022, and the transaction subsequently closed.

Issuance of Common Stock

On January 24, 2022, the Company entered into stock purchase agreement with Chan Heng Fai, pursuant to which the Company agreed to issue to Chan Heng Fai 1,750,606 shares of the Company’s common stock for a purchase price of $0.0186 per share (for an aggregate purchase price of $13,000,000). On February 28, 2022 the Company entered into an agreement with Mr. Chan to terminate this stock purchase agreement.

Issuance of Promissory Note

On December 13, 2021 the Company entered into a Securities Purchase Agreement with Chan Heng Fai for the issuance and sale of a convertible promissory note in favor of Chan Heng Fai, in the principal amount of $6,250,000. The note bears interest of 3% per annum and is due on the earlier of December 31, 2024 or when declared due and payable by Chan Heng Fai. The note can be converted in part or whole into common shares of the Company at the conversion price of $12.50 or into cash. The loan closed on January 26, 2022 after all closing conditions were met. Mr. Chan opted to convert all of the amount of such note into 500,000 shares of the Company’s common stock, which shares were issued on January 27, 2022.

Purchase of Shares of DSS

On January 25, 2022, the Company agreed to purchase 44,619,423 shares of DSS’s common stock for a purchase price of $0.3810 per share, for an aggregate purchase price of $17,000,000. On February 28, 2022, the Company and DSS agreed to amend this stock purchase agreement. The number of shares of the common stock of DSS that the Company agreed to purchase was reduced to 3,986,877 shares for an aggregate purchase price of $1,519,000. Such acquisition of shares of DSS closed on March 9, 2022.

Initial Public Offering of Alset Capital Acquisition Corp.

On February 3, 2022, Alset Capital Acquisition Corp. (“Alset Capital”), a special purpose acquisition company sponsored by the Company and certain affiliates, closed its initial public offering of 7,500,000 units at $10 per unit. Each unit consisted of one of Alset Capital’s shares of Class A common stock, one-half of one redeemable warrant and one right to receive one-tenth of one share of Class A common stock upon the consummation of an initial business combination. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. Only whole warrants are exercisable. The underwriters exercised their over-allotment option in full for an additional 1,125,000 units on February 1, 2022, which closed at the time of the closing of the Offering. As a result, the aggregate gross proceeds of this offering, including the over-allotment, were $86,250,000, prior to deducting underwriting discounts, commissions, and other offering expenses.

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On February 3, 2022, simultaneously with the consummation of Alset Capital’s initial public offering, Alset Capital consummated the private placement of 473,750 units (the “Private Placement Units”) to the Sponsor, which amount includes 33,750 Private Placement Units purchased by the Sponsor in connection with the underwriters’ exercise of the over-allotment option in full, at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $4.7 million (the “Private Placement”) the proceeds of which were placed in the trust account. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement Units are identical to the units sold in the initial public offering, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of Alset Capital’s initial business combination except to permitted transferees and (b) the warrants and rights included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights, respectively.

The Company and its majority-owned subsidiary, Alset International, own 55% and 45% of the sole member of Alset Acquisition Sponsor, LLC, the sponsor of Alset Capital, respectively.

On May 1, 2023, Alset Capital held a Special Meeting of Stockholders. In connection with the Special Meeting and certain amendments to Alset Capital’s Amended and Restated Certificate of Incorporation, 6,648,964 shares of Alset Capital’s Class A Common Stock were rendered for redemption. Following the redemption, 2,449,786 shares of Class A Common Stock of Alset Capital remained issued and outstanding, including 473,750 shares held by the Company. The Company also owns 2,156,250 shares of Alset Capital’s Class B Common Stock. Following the redemptions, Company’s ownership in Alset Capital has increased from 23.4% of the total shares of common stock to 57.1% of the total number of outstanding shares of the two classes.

Purchase of Note from DSS

On February 25, 2022, Alset International entered into an assignment and assumption agreement with DSS pursuant to which DSS has agreed to purchase a convertible promissory note from Alset International. The note has a principal amount of $8,350,000 and accrued but unpaid interest of $367,400 through May 15, 2022. The note was issued by American Medical REIT, Inc. The consideration to be paid for the note will be 21,366,177 shares of DSS’s common stock. The number of DSS shares to be issued as consideration was calculated by dividing $8,717,400, the aggregate of the principal amount and the accrued but unpaid interest under the Note, by $0.408 per share. The closing of the Assumption Agreement and the issuance of the DSS shares described above was subject to the approval of the NYSE American and DSS’s stockholders. The stockholders of DSS approved this transaction on May 17, 2022. On July 12, 2022, Alset International entered into Amendment No. 1 to the Assumption Agreement. Amendment No. 1 revised the Assumption Agreement to remove an adjustment provision. On July 12, 2022, the transactions contemplated by the Assumption Agreement and Amendment No. 1 were consummated, Alset International assigned the Note to DSS, and DSS issued to Alset International 21,366,177 shares of DSS’s common stock.

Purchase of Rental Business from Majority-Owned Subsidiary

On December 9, 2022, Alset Inc. entered into an agreement with Alset EHome Inc. and Alset International Limited pursuant to which Alset Inc. agreed to reorganize the ownership of its home rental business. Previously, Alset Inc. and certain majority-owned subsidiaries collectively owned 132 single-family rental homes in Texas. 112 of these rental homes are owned by subsidiaries of American Home REIT Inc. (“AHR”). Alset Inc. owns 85.4% of Alset International Limited, and Alset International Limited indirectly owns approximately 99.9% of Alset EHome Inc.

The closing of the transaction contemplated by this agreement was completed on January 13, 2023. Pursuant to this agreement, Alset Inc. has become the direct owner of AHR and its subsidiaries that collectively own these 112 homes, instead of such homes being owned indirectly through Alset International Limited’s subsidiaries.

Alset EHome Inc. sold AHR to Alset Inc. for a total consideration of $26,250,933, including the forgiveness of debt in the amount of $13,900,000, a promissory note in the amount of $11,350,933 and a cash payment of $1,000,000. This purchase price represents the book value of AHR as of November 30, 2022.

The closing of this transaction was approved by the stockholders of Alset International Limited. Certain members of Alset Inc.’s Board of Directors and management are also members of the Board of Directors and management of each of Alset International Limited and Alset EHome Inc.

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Acquisition of Additional Value Exchange Securities

On October 17, 2022, our majority-owned subsidiary Hapi Metaverse entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Chan Heng Fai, who is the Chairman of Hapi Metaverse’s Board of Directors and the Chairman, Chief Executive Officer and largest stockholder of Alset Inc. Pursuant to the Stock Purchase Agreement, Hapi Metaverse bought an aggregate of 7,276,163 shares of Value Exchange International Inc. (“VEII”) for the following purchase prices: (i) $1,733,079.12 for 7,221,163 shares, representing a price of $0.24 per share; (ii) $2,314 for 10,000 shares, representing a price of $0.2314 per share; (iii) $5,015 for 25,000 shares, representing a price of $0.2006 per share; and (iv) $3,326 for 20,000 shares, representing a price of $0.1663 per share. Collectively, these purchases represent an aggregate purchase price of $1,743,734.12 for 7,276,163 shares of VEII. Such purchase prices were negotiated between the parties to the Stock Purchase Agreement.

Mr. Chan and another member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Mr. Wong Shui Yeung and Mr. Wong Tat Keung).

Loan to VEII

On January 27, 2023, the Company’s subsidiary Hapi Metaverse Inc. and New Electric CV Corp. (“NECV,” and together with Hapi Metaverse Inc., the “Lenders”) entered into a Convertible Credit Agreement (the “Credit Agreement”) with VEII. The Credit Agreement provides VEII with a maximum credit line of $1,500,000 (“Maximum Credit Line”) with simple interest accrued on any advances of the money under the Credit Agreement at 8%. The principal amount of any advance of money under the Credit Agreement (each being referred to as an “Advance”) is due in a lump sum, balloon payment on the third annual anniversary of the date of the Advance (“Advance Maturity Date”). Accrued and unpaid interest on any Advance is due and payable on a semi-annual basis with interest payments due on the last business day of June and last business day of December of each year. A Lender may demand that any portion or all of the unpaid principal amount of any Advance as well as accrued and unpaid interest thereon may be paid by shares of VEII Common Stock in lieu of cash payment.

Purchase of Hapi Travel Ltd. Stock

On June 14, 2023, one of the Company’s subsidiaries acquired Hapi Travel Ltd. from Business Mobile Intelligence Ltd., a company 100% owed by our CEO and majority stockholder, Chan Heng Fai, for consideration of $214,993.

Indemnification Agreements

We intend to enter into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Texas law.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our chief executive officer and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the Committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our company during the years ended December 31, 2022 and 2021; and (ii) each other individual that served as an executive officer of our company at the conclusion of the years ended December 31, 2022 and 2021 and who received more than $100,000 in the form of salary and bonus during such year. We have included the information for certain individuals who were employed and compensated by Alset International Limited or its subsidiaries. Such compensation was paid solely for services rendered to such subsidiary. For purposes of this Report, these individuals are collectively the “named executive officers” of our company.

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	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Non- qualified Deferred Compensation Earnings	All Other Compensation	Total
Chan Heng Fai	2022	$18	$7,836,115						$7,836,115
Chairman and Chief Executive Officer (1)	2021	9	$5,983,858						$5,983,867

Chan Tung Moe	2022	$276,495	$13,041						$289,536
Director and Co-Chief Executive Officer (2)	2021	$215,589	$150,760						$366,349

Lui Wai Leung Alan	2022	$164,094							$164,094
Co-Chief Financial Officer	2021	$135,735	$57,714						$193,449

Rongguo Wei	2022	$156,184							$156,184
Co-Chief Financial Officer	2021	$136,184	$86,092						$222,276

Charles MacKenzie	2022							$350,000	$350,000
Chief Development Officer (3)	2021							$360,000	$360,000

(1) Chan Heng Fai was paid bonuses totaling SGD $8,076,472 (USD $5,983,858) in 2021 by our majority owned subsidiary, Alset International Limited. Such payment was based on increases in the NAV and market capitalization of Alset International Limited during the year ended December 31, 2020. In 2022, Chan Heng Fai has been paid bonuses totaling SGD $4,097,874 (USD $3,036,115) by Alset International Limited, including bonuses for increases in the Net Asset Value (“NAV”) and market capitalization of Alset International Limited during the year ended December 31, 2021 (such amount is included in the amount for the year ended December 31, 2022, above). Chan Heng Fai is also paid SGD $1 (USD $.74) per month by Alset International Limited. In February of 2022, Chan Heng Fai was paid $4,800,000 by Alset Inc. as a result of increases in Alset Inc.’s NAV in the fiscal year ended December 31, 2021 (such amount is included in the amount for the year ended December 31, 2022, above).

(2) Chan Tung Moe was previously a consultant to the Company; since July of 2021 he has served as an employee of the Company. Chan Tung Moe is compensated by both the Company and its subsidiary Alset International.

(3) Our Chief Development Officer Charles MacKenzie is compensated by a subsidiary of our company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. Mr. MacKenzie has served as our Chief Development Officer since December of 2019.

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Employment and Consulting Agreements

On February 8, 2021, the Company and the Company’s subsidiary Alset Business Development Pte. Ltd. (formerly known as Hengfai Business Development Pte. Ltd.) entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan.

The Company and Alset Business Development Pte. Ltd. entered into a Supplement to the Executive Employment Agreement (the “Supplement”) with Chan Heng Fai on December 13, 2021.This Supplement amended the Employment Agreement. Pursuant to the Employment Agreement, the term of the Employment Agreement was to end on December 31, 2025. The Supplement has amended the Employment Agreement to extend its expiration until December 31, 2030.

This Supplement also provides that if there is a change of control at the Company, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). Such payment shall be calculated based on the highest annual amount paid to Chan Heng Fai through the date of such change of control. In addition, if Chan Heng Fai is terminated, pursuant to the Supplement, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement), calculated as described above.

The Compensation Committee of the Company’s Board of Directors later recommended that Chan Heng Fai be paid $4,800,000 of the NAV Bonus pursuant to the Employment Agreement and the Supplement. The Company, Alset Business Development Pte. Ltd. and Chan Heng Fai entered into an Amendment to the Employment Agreement, dated as of January 26, 2022 (the “Amendment”), and such bonus was paid. The Amendment provides that in the event that the net asset value of the Company is determined to be a greater or lesser amount than $4,800,000 upon the completion and filing of the Company’s audited financial statements, Mr. Chan shall be entitled to the balance of such amount or shall reimburse the Company, as applicable. The Amendment further provides that the Company shall assume all obligations of Alset Business Development Pte. Ltd. under the Employment Agreement.

Based on the Company’s audited financial statements that were filed with the SEC on March 31, 2022, the Company determined that the NAV Bonus should be equal to $3,614,748.55 (instead of $4,800,000), due to a difference between the anticipated and actual growth in the Company’s net asset value. Accordingly, on April 29, 2022, the Executive settled the true-up payment of $1,185,251.45 with the Company.

Chan Heng Fai was paid bonuses totaling SGD $8,076,472 (USD $5,983,858) in 2021 by our majority owned subsidiary, Alset International Limited. Such payment was based on increases in the Net Asset Value (“NAV”) and market capitalization of Alset International during the year ended December 31, 2020. In 2022, Chan Heng Fai has been paid bonuses totaling SGD $4,097,874 (USD $3,036,115) by Alset International, including bonuses for increases in the NAV and market capitalization of Alset International during the year ended December 31, 2021. Chan Heng Fai is also paid SGD $1 (USD $.74) per month by Alset International Limited. Mr. Chan’s current employment agreement with Alset International Limited, dated as of December 10, 2021, provides that Mr. Chan shall continue to be paid SGD $1.00 per month, and shall be entitled to receive a bonus equal to 5% of the market capitalization growth of Alset International and 5% of the annual NAV increase of Alset International. The term of this agreement was made effective to March 25, 2020 and shall end on March 24, 2030. If Alset International terminates the appointment of Mr. Chan (subject to certain exceptions), Alset International shall be obliged to compensate Mr. Chan with a severance payment which will be equivalent to the total remuneration that would have been paid to Mr. Chan as if he had completed his term as the Chief Executive Officer of Alset International (“Severance Payment”). In the event there is a change in control of Alset International, Mr. Chan shall be granted with the option to continue his appointment with Alset International. If Mr. Chan decides not to continue with the appointment, Alset International shall be obliged to compensate Mr. Chan an amount equivalent to the Severance Payment. The Severance Payment shall be for the balance of the tenure of his term and shall be computed based on the highest annual remuneration, including salaries, incentive payments and performance bonus paid to Mr. Chan in the previous years prior to the termination of the appointment. Such Severance Payment shall be paid in cash only.

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On July 1, 2021 the Company and its subsidiary Alset Business Development Pte. Ltd. (formerly known as Hengfai Business Development Pte. Ltd.) entered into Executive Employment Agreement with the Company’s Co-CEO, Chan Tung Moe. Based on the agreement, Chan Tung Moe’s compensation will include a fixed salary of $10,000 per month. In addition, Chan Tung Moe was paid a signing bonus of $60,000. The term of the Executive Employment Agreement ends on June 30, 2024. Chan Tung Moe is the son of the Chief Executive Office, Chairman and majority stockholder, Chan Heng Fai. Chan Tung Moe is also compensated by (1) our subsidiary Alset International Limited, and is paid a fixed salary of S$17,500 Singapore Dollars (approximately $12,250 U.S. Dollars) per month; and (2) our related party private company American Medical REIT, and is paid a fixed salary of $7,500 per month.

Mr. Lim is compensated by our subsidiary Alset International Limited, and is paid salary and other amounts equal to S$20,000 Singapore Dollars (approximately $14,000 U.S. Dollars) per month.

Our Chief Development Officer Charles MacKenzie is compensated by SeD Development Management LLC, a majority-owned, indirect subsidiary of the Company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. MacKenzie Equity Partners, LLC, an entity affiliated with Charles MacKenzie, has had a consulting agreement with this majority-owned subsidiary of the Company since 2015. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners has been paid certain bonuses, including (i) a sum of $50,000 in June, 2022; and (ii) a sum of $50,000 in August 2023. MacKenzie Equity Partners will be entitled to receive an additional bonus of $50,000 in December, 2023.

Effective as of February 15, 2022, the Company has appointed Anthony S. Chan as the Chief Operating Officer of the Company. Mr. Chan has served as a consultant to the Company since April of 2021. Mr. Chan will continue to be compensated pursuant to the terms of a consulting agreement entered into between the Company and CA Global Consulting Inc., pursuant to which the Company initially paid Anthony S. Chan’s company $12,000 per month. This monthly payment was increased to $15,000 per month in May of 2022.

2018 Incentive Compensation Plan

Under our 2018 Incentive Compensation Plan (the “Plan”), adopted by our board of directors and holders of a majority of our outstanding shares of common stock in September 2018, 500,000 shares of common stock (subject to certain adjustments) were reserved for issuance upon exercise of stock options and grants of other equity awards. The Plan is designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The compensation committee of our board of directors administers and interprets the Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the Plan on such terms and at such prices as determined by the compensation committee of the board, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of the grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The compensation committee of the board has the authority to amend or terminate the Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the Plan will terminate ten years from its effective date. The Plan also provides that no participant may receive stock options or other awards under the Plan that in the aggregate equal more than 30% of all options or awards issued over the life of the Plan. To date, we have not issued any stock options to officers, directors or employees. The reservation of shares under the Incentive Compensation Plan was cancelled in May of 2021. The compensation committee intends to grant stock options to key employees and non-executive directors of our company in the future.

Outstanding Equity Awards at 2022 Fiscal Year-End

No stock options or other equity awards were granted to any of our named executive officers during the year ended December 31, 2022.

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ANNUAL REPORT ON FORM 10-K

Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, Attention: Investor Relations, or by calling Investor Relations at (301) 971-3940. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2024 Annual Meeting of Stockholders

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices not later than June 28, 2024. The proposal should be addressed to Secretary, Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Section 2.13 of our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to the bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Company held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Corporation beneficially owned by the candidate.

(c) If the notice is about a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal.

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Householding of Annual Meeting Materials

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, this Proxy Statement, and any other Company forms or notices may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or other notices or forms for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and/or Annual Report on Form 10-K and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and
Chief Executive Officer

Dated: November 3, 2023

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER dated as of [            ], 2023 (this “Agreement”), is made and entered into by and between Alset Inc., a Texas corporation (the “Parent Corporation”), and Alset International Inc., a Nevada corporation and a wholly owned subsidiary of the Parent Corporation ( “New Alset”).

RECITALS

WHEREAS, the Parent Corporation owns all of the issued and outstanding shares of capital stock of New Alset;

WHEREAS, the board of directors of each of the Parent Corporation and New Alset has determined it advisable and in the best interests of such corporation and its stockholders that the Parent Corporation merge with and into New Alset, with New Alset being the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the board of directors of each of the Parent Corporation and New Alset has approved and declared advisable this Agreement and directed that this Agreement be submitted to a vote of its stockholders.

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties contained herein, the parties hereby agree as follows:

SECTION 1.

DEFINITIONS

1.1 Effective Time. “Effective Time” shall mean the date and time on which the Merger contemplated by this Agreement becomes effective pursuant to the laws of the States of Nevada and Texas, as determined in accordance with Section 2.2 of this Agreement.

1.2 Merger. “Merger” shall refer to the merger of the Parent Corporation with and into New Alset as provided in Section 2.1 of this Agreement.

SECTION 2.

TERMS OF MERGER

2.1 Merger. Subject to the terms and conditions set forth in this Agreement, at the Effective Time, the Parent Corporation shall be merged with and into New Alset in accordance with applicable law. New Alset shall be the surviving entity resulting from the Merger and shall continue to exist and to be governed by the laws of the State of Nevada under the corporate name “Alset International Inc.” (the “Surviving Corporation”) At the Effective Time: (a) the separate existence of the Parent Corporation shall cease; (b) all rights, title, and interests to all real estate and other property owned by the Parent Corporation and New Alset is allocated to and vested, subject to any existing liens or other encumbrances on the property, in the Surviving Corporation without reversion or impairment, any further act or deed, or any transfer or assignment having occurred; (c) all liabilities and obligations of New Alset and the Parent Corporation (including, without limitation, all liabilities and obligations of the Parent Corporation with respect to rights of indemnification and to advancement of expenses under the Texas General Corporation Law and the bylaws of the Parent Corporation held by persons entitled to such rights, whether or not any action, suit or proceeding had been brought against such persons at or prior to the Effective Time) shall be liabilities and obligations of the Surviving Corporation; (d) the Surviving Corporation shall be the primary obligor for such liabilities or obligations; and (e) the Surviving Corporation shall be substituted in any proceeding pending by or against the Parent Corporation or New Alset.

2.2 Effective Time. On the date of the closing of the Merger, the Surviving Corporation shall cause the Articles of Merger to be executed and filed with the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Texas (the “Texas Certificate of Merger”). The Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Texas Certificate of Merger (the “Effective Time”).

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2.3 Articles of Incorporation. The Articles of Incorporation of New Alset as in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

2.4 Bylaws. The Bylaws of New Alset as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation.

2.5 Board of Directors. The persons who are directors of New Alset immediately prior to the Effective Time shall, after the Effective Time, be the directors of the Surviving Corporation, without change, until their respective successors are duly elected and qualified.

2.6 Officers. The persons who are officers of New Alset immediately prior to the Effective Time shall, after the Effective Time, be the officers of the Surviving Corporation, without change, until their respective successors are duly elected and qualified.

SECTION 3.

EFFECT OF MERGER ON CAPITAL STOCK

3.1 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Parent Corporation or its stockholders, or the Surviving Corporation:

(a) Each issued and outstanding share of common stock, par value $0.001 per share, of the Parent Corporation (the “Parent Corporation Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the “Surviving Corporation Shares”).

(b) Each Parent Corporation Share held in treasury of the Parent Corporation immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Parent Corporation, be converted into one fully paid and non-assessable Surviving Corporation Share.

(d) Each share of capital stock of New Alset issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Surviving Corporation, be cancelled and retired and shall cease to exist, and shall not be converted into shares or other securities of the Surviving Corporation or the right to receive cash or any other property or rights.

(e) At and after the Effective Time, each stock certificate which immediately prior to the Effective Time represented outstanding Parent Corporation Shares (a “Texas Certificate”), shall be deemed and treated for all purposes to evidence ownership of, and to represent, the number of Surviving Corporation Shares into which the Parent Corporation Shares represented by such Texas Certificate immediately prior to the Effective Time were converted pursuant to this Agreement. The registered holder of any Texas Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of the Parent Corporation, or of the transfer agent in respect of the Parent Corporation Shares immediately prior to the Effective Time, shall, until such Texas Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends or other distributions on, the Surviving Corporation Shares into which the Parent Corporation Shares represented by any such Texas Certificate were converted pursuant this Agreement.

(f) Each holder of a Texas Certificate shall, upon the surrender of such Texas Certificate to the Surviving Corporation, or the transfer agent in respect of the Surviving Corporation Shares for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation, or the transfer agent in respect of the Surviving Corporation Shares, a certificate (a “Nevada Certificate”) representing the number of Surviving Corporation Shares, into which the Parent Corporation Shares, represented by such Texas Certificate were converted pursuant to this Agreement. If any such Nevada Certificate is to be issued in a name other than that in which the Texas Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the Texas Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the Nevada Certificate in a name other than that of the registered holder of the Texas Certificate surrendered, or establishing to the satisfaction of the Surviving Corporation, or the transfer agent in respect of Surviving Corporation Shares, that such tax has been paid or is not applicable.

(g) Where no Texas Certificate has been issued in the name of a holder of Parent Corporation Shares, a “book entry” (i.e., a computerized or manual entry) shall be made in the shareholder records of the Surviving Corporation to evidence the issuance to such holder of an equal number of Surviving Corporation Common Shares.

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3.2 Equity Plans.

(a) As of the Effective Time, the Surviving Corporation hereby assumes the Alset EHome International Inc. 2018 Incentive Compensation Plan (the “Equity Plan”).

(b) Each outstanding option under the Equity Plan shall, by virtue of the Merger and without any action of the part of the holder of such option, be converted into and become an option to purchase the same number of Surviving Corporation Shares, at the same option price per share and upon the same terms and subject to the same conditions as set forth in the applicable plan and any related award agreement as in effect immediately prior to the Effective Time.

(c) The terms and conditions of any restricted stock award shall not be changed as a result of the Merger and shall continue to apply to the Surviving Corporation Shares subject to the Equity Plan and any applicable award agreement.

(d) The Surviving Corporation shall assume each of the Parent Corporation’s other employee benefit plans and arrangements and the obligations of the Parent Corporation thereunder upon the same terms and subject to the same conditions as set forth in such plans and arrangements as in effect immediately prior to the Effective Time.

(e) Prior to the Effective Time, the Parent Corporation shall take all actions as are reasonably necessary to effect the treatment of the Equity Plan, options and restricted shares as set forth in this Section 3.2 in accordance with applicable law and the terms of the Equity Plan, if applicable, and any contracts evidencing the options and restricted shares.

SECTION 4.

MISCELLANEOUS

4.1 Plan of Reorganization. Each party to this Agreement agrees to treat the Merger for all income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

4.2 Stockholder Approval. This Agreement will be submitted to a vote of the stockholders of the Parent Corporation in accordance with the laws of the State of Texas and to a vote of the sole shareholder of New Alset in accordance with the laws of the State of Nevada. In the event that this Agreement shall not be adopted by the requisite vote of the stockholders of the Parent Corporation or the sole shareholder of New Alset entitled to vote thereon, this Agreement shall thereupon be terminated without further action of the parties hereto.

4.3 Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify, amend or supplement this Agreement, whether before or after the adoption of this Agreement by the stockholders of the Parent Corporation or the sole shareholder of New Alset; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholders of the Parent Corporation or the sole shareholder of New Alset without such further approval

4.4 Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the board of directors of either the Parent Corporation or the Surviving Corporation or both, notwithstanding the adoption of this Agreement by the stockholders of the Parent Corporation or the sole shareholder of New Alset.

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4.5 Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Parent Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Parent Corporation, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Parent Corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.6 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

4.7 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

4.8 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, between the parties, with respect to the subject matter hereof.

4.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.10 Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

4.11 Service of Process. The Surviving Corporation agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of any constituent corporation of the State of Nevada, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and does hereby irrevocably appoint the Secretary of State of the State of Nevada as its agent to accept service of process in any such suit or proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Nevada is _____________.

[Signatures on next page]

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IN WITNESS WHEREOF, the undersigned corporations have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

PARENT CORPORATION:

Alset Inc., a Texas corporation

By:
Name:	Chan Heng Fai
Title:	Chief Executive Officer

NEW ALSET:

Alset International Inc., a Nevada corporation

By:
Name:	Chan Heng Fai
Title:	Chief Executive Officer

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APPENDIX B

ARTICLES OF INCORPORATION FOR SURVIVING COMPANY

ARTICLES OF INCORPORATION

OF

ALSET INTERNATIONAL INC.

ARTICLE I

NAME

The name of the Corporation is ALSET INTERNATIONAL INC. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The name of the Corporation’s registered agent and address of the Corporation’s registered office in the State of Nevada is [NAME], [ADDRESS]. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of Nevada Revised Statutes (the “NRS”). The Corporation shall have perpetual existence.

ARTICLE IV

CAPITAL STOCK

1. The total number of shares of capital stock which the Corporation shall have the authority to issue is two hundred seventy-five million (275,000,000), of which (i) two hundred fifty million (250,000,000) shares be designated as common stock, par value of $0.001 per share, which shares shall not be subject to any preemptive rights, and (ii) twenty-five million (25,000,000) shares of preferred stock, par value of $0.001 per share.

2. Pursuant to NRS §78.195 and §78.196, a statement of the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, in respect of each class of capital stock is as follows:

A.	PREFERRED STOCK

(i) The board of directors is hereby expressly authorized at any time, and from time to time, to provide by resolution for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative, participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the board of directors then in office a including (without limiting the generality thereof) the following as to each such series: (a) the designation of such series; (b) the dividends, if any, payable with respect to such series, the rates or basis for determining such dividends, and any conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on the common stock or any other series of preferred stock, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative; (c) whether shares of such series shall be redeemable at the option of the board of directors or the holder, or both, upon the happening of a specified event and, if redeemable, whether for cash, property or rights, including securities of the Corporation, the time, prices or rates and any adjustment and other terms and conditions of such redemption; (d) the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of shares of such series; (e) whether shares of such series shall be convertible into or exchangeable for shares of common stock or any other series of preferred stock, at the option of the Corporation or of the holder, or both, or upon the happening of a specified event and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof; (f) the extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise, including, without limitation, the extent, if any, to which such holders shall be entitled, voting as a series or as a part of a class, to elect one or more directors upon the happening of a specified event or otherwise; (g) the restrictions, if any, on the issue or reissue of shares of such series or any other series; (h) the extent, if any, to which the holders of shares of such series shall be entitled to preemptive rights; and (i) the rights of the holders of shares of such series upon the liquidation of the Corporation or any distribution of its assets.

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(ii) Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of preferred stock, neither the consent by series, or otherwise, of the holders of any outstanding preferred stock nor the consent of the holders of any outstanding common stock shall be required for the issuance of any new series of preferred stock regardless of whether the rights and preferences of the new series of preferred stock are senior or superior, in any way, to the outstanding series of preferred stock or the common stock.

(iii) Before the Corporation shall issue any shares of preferred stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of preferred stock of such series, and the number of shares of preferred stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

B.	COMMON STOCK

(i) Dividends and Distributions. No payment of dividends or distributions shall be made to the holders of shares of common stock unless and until the holders of preferred stock receive any preferential amounts to which they are entitled under this Article IV or in the resolution or resolutions providing for the issue of shares of preferred stock. Subject to the limitation set forth in the preceding sentence and except as provided by these Articles of Incorporation or in the resolution or resolutions providing for the issue of shares of preferred stock, the holders of shares of common stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of common stock, from time to time by a resolutions or resolutions adopted by the board of directors.

(ii) Voting Rights. All holders of common stock shall be entitled to notice of any stockholders’ meeting. Subject to the provisions of any applicable law and except as otherwise provided in these Articles of Incorporation or by the resolution or resolutions providing for the issue of shares of preferred stock, all voting rights shall be vested solely in the common stock. The holders of shares of common stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote. Each share of common stock issued and outstanding shall be entitled to one noncumulative vote. A fraction of a share of common stock shall not be entitled to any voting rights whatsoever.

(iii) Liquidation, Dissolution or Winding Up. Except as otherwise provided in these Articles of Incorporation and subject to the rights of holders, if any, of preferred stock to receive preferential liquidation distributions to which they are entitled under this Article IV or under the resolution or resolutions providing for the issue of shares of preferred stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, all assets of the Corporation shall be shared pro rata among the holders of the common stock.

3. Except as otherwise providing in these Articles of Incorporation or by applicable law, the Corporation’s capital stock, regardless of class, may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine by a resolution or resolutions adopted by a majority of the board of directors then in office.

4. As specifically permitted pursuant to § 78.288 of the NRS, the Corporation may make a distribution (including dividends on, or redemptions or repurchases of shares of its capital stock) even if, after giving effect to such distributions, the total assets of the Corporation would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred shareholders.

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ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having a majority of the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

BYLAWS

1. Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the board of directors by the affirmative vote of a majority of the directors then in office.

2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the board of directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE VII

INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751, and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this Article VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this Article VII and any other article of the Articles of Incorporation, the terms and provisions of this Article VII shall control.

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ARTICLE VIII

AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of these Articles, and in addition to any other vote of holders of capital stock that is required by these Articles or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

ARTICLE IX

CONTROL SHARE ACQUISTION AND INTERESTED STOCKHOLDERS OPT OUT PROVISIONS

(A) Control Share Acquisition Exemption. The Corporation elects not to be governed by the provisions of NRS §78.378 through NRS §78.3793, inclusive, generally known as the “Control Share Acquisition Statute.”

(B) Combinations With Interested Stockholders. The Corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive.

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APPENDIX C

BYLAWS FOR SURVIVING COMPANY

AMENDED AND RESTATED

BY-LAWS

OF

ALSET INTERNATIONAL INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Corporation’s board of directors (“Board of Directors”), which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Nevada law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;

(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

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(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

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(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

SECTION 3. Special Meetings. Except as otherwise required by statute, the entire Board of Directors, any two directors or the president or Chief Executive Officer may call special meetings of the stockholders and directors. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 78.370 of the Nevada Revised Statutes (“NRS”).

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(b) Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.

(e) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Articles of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Articles of Incorporation”) or these By-laws, is entitled to such notice.

SECTION 5. Quorum. The holders of thirty-five percent (35%) of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Articles of Incorporation. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 78.355 of the NRS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 78.355 of the NRS may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

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SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Articles of Incorporation or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provide that if the Board of Directors does not so designate such a presiding officer, then the Chairperson of the Board, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairperson of the Board or the Chairperson of the Board is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then the President shall preside over such meetings. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the NRS, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Articles of Incorporation or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be seven, provided that the number may be increased or decreased from time to time by an amendment to these By-laws or by resolution duly adopted from time to time by the Board of Directors. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors, each of whom shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

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SECTION 4. Vacancies. Any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the affirmative vote of a majority of the remaining directors even when the majority of the remaining directors is less than a quorum of the total number of directors specified in the Articles of Incorporation or the By-laws. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two (2) directorships during the period between any two (2) successive annual meetings of shareholders.

SECTION 5. Removal. Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of the director or directors, at any meeting of shareholders called expressly for that purpose.

SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairperson of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than under this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairperson of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairperson of the Board, if one is elected, or the President or such other officer designated by the Chairperson of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Articles of Incorporation or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Articles of Incorporation or by these By-laws.

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SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairperson of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairperson of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Articles of Incorporation or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairperson of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Articles of Incorporation or by these By-laws each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

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SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10. Chairperson of the Board. The Chairperson of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

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ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairperson of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Articles of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

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ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2. Indemnification of Directors and Officers.

(a) Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

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(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

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SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.

(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the NRS.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the NRS.

SECTION 7. Contractual Nature of Rights.

(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

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(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the NRS.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the NRS or the provisions of this Article V.

SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairperson of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairperson of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

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SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Articles of Incorporation, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Nevada and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Articles of Incorporation. All references in these By-laws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8. Exclusive Jurisdiction of Nevada Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the state and federal courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the Articles of Incorporation or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

SECTION 9. Amendment of By-laws.

(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Articles of Incorporation, these By-laws, or other applicable law.

SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 78.370 of the NRS.

SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

C-15

**ALSET INC.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 14, 2023 AT 9:00 AM EASTERN STANDARD TIME

**CONTROL ID:**
**REQUEST ID:**

The undersigned, a stockholder of Alset Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Rongguo Wei proxy, with power of substitution, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/AEI on Thursday, December 14, 2023 beginning at 9:00 AM Eastern Standard Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

**(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)**

**VOTING INSTRUCTIONS**

**If you vote by phone, fax or internet, please DO NOT mail your proxy card.**

| | |
|---|---|
| **MAIL:** | Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. |
| **FAX:** | Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.** |
| **INTERNET:** | https://www.iproxydirect.com/AEI |
| **PHONE:** | 1-866-752-VOTE(8683) |

**Please ensure you fold then detach and retain this portion of this Proxy**

## ANNUAL MEETING OF THE STOCKHOLDERS OF ALSET INC.

**PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.**
**PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒**

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

| **Proposal 1** → | **FOR** | **WITHHOLD** |
|---|---|---|
| ELECTION OF DIRECTORS: | | |
| Chan Heng Fai | ☐ | ☐ |
| Wong Tat Keung | ☐ | ☐ |
| William Wu | ☐ | ☐ |
| Wong Shui Yeung | ☐ | ☐ |
| Lim Sheng Hon Danny | ☐ | ☐ |
| Joanne Wong Hiu Pan | ☐ | ☐ |
| Chan Tung Moe | ☐ | ☐ |

**CONTROL ID:**
**REQUEST ID:**

| **Proposal 3** → | **FOR** | **AGAINST** | **ABSTAIN** |
|---|---|---|---|
| To approve the reincorporation of the Company in Nevada and the change of the Company's name to "Alset International Inc." | ☐ | ☐ | ☐ |

**MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING:** ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

______________________________

______________________________

______________________________

THE BOARD OF DIRECTORS RECOMMENDS VOTE "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1, AND VOTE "FOR" PROPOSALS 2 AND 3.

**IMPORTANT:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

________________________________________

(Print Name of Stockholder and/or Joint Tenant)

________________________________________

(Signature of Stockholder)

________________________________________

(Second Signature if held jointly)

**ALSET INC.**

| **CONTROL ID:** |
|---|
| **REQUEST ID:** |

## IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

| | |
|---|---|
| **DATE:** | THURSDAY, DECEMBER 14, 2023 |
| **TIME:** | 9:00 A.M. EASTERN STANDARD TIME |
| **LOCATION:** | VIRTUAL: HTTPS://AGM.ISSUERDIRECT.COM/AEI |

### HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

| PHONE: | FAX: | INTERNET: | EMAIL: |
|---|---|---|---|
| CALL TOLL FREE<br>1-866-752-8683 | SEND THIS CARD TO<br>202-521-3464 | **HTTPS://WWW.IPROXYDIRECT.COM/AEI**<br>AND FOLLOW THE ON-SCREEN INSTRUCTIONS. | PROXY@IPROXYDIRECT.COM<br>INCLUDE YOUR CONTROL ID IN YOUR EMAIL. |

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: **HTTPS://WWW.IPROXYDIRECT.COM/AEI**

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, FRIDAY, NOVEMBER 24, 2023

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT **HTTPS://WWW.IPROXYDIRECT.COM/AEI**
UNTIL 11:59 P.M. EASTERN STANDARD TIME DECEMBER 13, 2023

**THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:**

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 16, 2023 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

**PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD**

**ALSET INC.**
SHAREHOLDER SERVICES
1 Glenwood Avenue Suite 1001
Raleigh NC 27603

FIRST-CLASS MAIL
US POSTAGE
**PAID**
RALEIGH NC
PERMIT # 870

**TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED**

# IMPORTANT SHAREHOLDER INFORMATION

# YOUR VOTE IS IMPORTANT